EXHIBIT 10.3

LOCK-UP LETTER AGREEMENT

December 31, 2008

Nevada Gold Holdings, Inc.
1640 Terrace Way
Walnut Creek, CA  94597
Attn:  David Rector

Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Nevada Gold Holdings, Inc., a Delaware corporation (the “Company”), Nevada Gold Enterprises, Inc., a Nevada corporation (“Nevada Gold”), and Nevada Gold Acquisition Corp. a Nevada corporation and a wholly owned subsidiary of the Company (the “Transactions”).  In connection with the Merger Agreement, Nevada Gold stockholders shall receive shares of common stock, par value $0.001 per share (“Common Stock”), of the Company in consideration for shares of Nevada Gold held by them at the effective time of the merger.  In consideration of the Company and Nevada Gold entering into the Merger Agreement, the undersigned hereby agrees as follows:

1.  The undersigned hereby covenants and agrees, except as provided herein, not to (a) offer, sell, contract to sell, grant any option to purchase, hypothecate, pledge or otherwise dispose of or (b) transfer title to (a “Prohibited Sale”) any of the shares of Common Stock (the “Acquired Shares”) acquired by the undersigned pursuant to or in connection with the Merger Agreement, during the period commencing on the “Closing Date” (as defined in the Merger Agreement) and ending on the 24-month anniversary of the Closing Date (the “Lockup Period”), without the prior written consent of the Company.  Notwithstanding the foregoing, the undersigned shall be permitted from time to time during the Lockup Period, without the prior written consent of the Company, as applicable, (i) to engage in transactions in connection with the undersigned’s participation in the Company’s stock option plans, (ii) to transfer all or any part of the Acquired Shares to any family member, for estate planning purposes, or to an affiliate thereof (as such term is defined in Rule 405 under the Securities Exchange Act of 1934, as amended), provided that such transferee agrees in writing with the Company to be bound hereby, or (iii) to participate in any transaction in which holders of the Common Stock of the Company participate or have the opportunity to participate pro rata, including, without limitation, a merger, consolidation or binding share exchange involving the Company, a disposition of the Common Stock in connection with the exercise of any rights, warrants or other securities distributed to the Company’s stockholders, or a tender or exchange offer for the Common Stock, and no transaction contemplated by the foregoing clauses (i), (ii) or (iii) shall be deemed a Prohibited Sale for purposes of this Letter Agreement.

2.  This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof.

3.  This Letter Agreement will become a binding agreement among the undersigned as of the Closing Date.  In the event that no closing occurs under the Merger Agreement, this Letter Agreement shall be null and void.  This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period.  This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.  Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart.  This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

Very truly yours,

/s/ David Mathewson
                                                                Print Name:  David Mathewson

Address:

Number of shares of Common Stock owned:

Certificate Numbers:

[Company signature on the following page]

Accepted and Agreed to:

Nevada Gold Holdings, Inc.

By:
Name: David Rector
Title:   President